                                                                   Exhibit 10.56


                 EIGHTH AMENDMENT TO SECURED CREDIT AGREEMENT
                 --------------------------------------------

          This Eighth Amendment to Secured Credit Agreement  (this "Agreement")
                                                                    ---------
dated as of September 30, 2000, is by and among Gibraltar Packaging Group, Inc., a Delaware corporation (the "Borrower"), the Guarantors, the financial
                             --------
institutions parties to the Credit Agreement (as defined herein) (collectively, the "Lenders" and individually, a "Lender") and First Source Financial LLP, as
     -------                       ------
Agent for the Lenders (the "Agent").
                            -----

                                   RECITALS
                                   --------

          WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Secured Credit Agreement, dated as of July 31, 1998 (the "Original
                                                                  --------
Credit Agreement"), as amended by that certain First Amendment to Secured Credit
----------------
Agreement, dated as of September 1, 1998 (the "First Amendment"); that certain
                                               ---------------
Second Amendment to Secured Credit Agreement, dated as of November 13, 1998 (the "Second Amendment"); that certain Third Amendment to Secured Credit Agreement,
 ----------------
dated as of February 12, 1999 (the "Third Amendment"); that certain Fourth
                                    ---------------
Amendment to Secured Credit Agreement, dated as of May 14, 1999 (the "Fourth
                                                                      ------
Amendment"); that certain Fifth Amendment to Secured Credit Agreement, dated as
---------
of September 29, 1999 (the "Fifth Amendment"); that certain Sixth Amendment to
                            ---------------
Secured Credit Agreement, dated as of October 26, 1999 (the "Sixth Amendment");
                                                             ---------------
and that certain Seventh Amendment to Secured Credit Agreement, dated as of November 19, 1999 (the "Seventh Amendment"); the Original Credit Agreement, as
                        -----------------
amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment is collectively referred to herein as the "Secured Credit Agreement"),
                                                     ------------------------
among the Borrower, the Agent and the Lenders;

          WHEREAS, the Borrower wishes, and the Agent and the Lenders are willing, to amend certain provisions of the Secured Credit Agreement and to waive compliance with certain provisions of the Secured Credit Agreement, all on the terms and conditions set forth in this Agreement.

          WHEREAS, First Source Financial LLP and LaSalle Business Credit, Inc. are the only Lenders which are parties to the Secured Credit Agreement as of the date hereof; and

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.  Definitions. Capitalized terms used but not otherwise defined herein shall
    -----------
have the meanings as set forth in the Secured Credit Agreement.

2.  Waivers.  (a)  The Lenders hereby waive the requirement that Borrower make
    -------
the Excess Cash Flow Payment for the Fiscal Year ended July 1, 2000 required by
Section 2.5(b) of the Secured Credit Agreement; provided that the foregoing
                                                --------
shall not be deemed or construed to
constitute a waiver of the requirement that Borrower make any Excess Cash Flow Payment for any other Fiscal Year; and (b) The Lenders hereby waive the requirement that Borrower make the Prepayment Premium required by Section 2.8 of the Secured Credit Agreement in conjunction with Borrower's $3,000,000 Voluntary Reduction of the Revolving Commitment; provided that the foregoing shall not be
                                       --------
deemed or construed to constitute a waiver of the requirement that Borrower make any Prepayment Premium for any other Voluntary Reduction of the Revolving Commitment.

3.   Amendments to Secured Credit Agreement.
     --------------------------------------

     (a) Section 1.1 of the Secured Credit Agreement is hereby amended as follows:

          (i) by deleting the definition of "Equipment" and replacing such definition with the following:

          "Equipment"  shall mean, with respect to any Person, all of such
           ---------
     Person's machinery, equipment and furniture of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all appurtenances, additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          (ii) by deleting the definition of "General Intangibles" and replacing such definition with the following:

          "General Intangibles" shall mean, with respect to any Person, all of
           -------------------
     such Person's presently owned or hereafter acquired general intangibles, including Intellectual Property, goodwill, chooses in action, causes of action, franchises, customer lists, contract rights, confidential information, employment agreements, engineering contracts, leasehold interests in real and personal property, insurance policies (including business interruption insurance), licenses, permits, and such other Property which uniquely reflect the goodwill of the business of such Person; deposit accounts, letters of credit, and General Intangibles relating to other items of Collateral, including rights to refunds or indemnification; reversionary or other rights of such Person to excess Employee Benefit Plan assets upon termination or amendment thereof; and proceeds of all of the foregoing, including insurance proceeds, including proceeds of business interruption insurance, income tax refunds, and claims for tax or other refunds against any Governmental Authority.


All of the parties to this Eighth Amendment to Secured Credit Agreement acknowledge and agree that the changes to the definitions of "Equipment" and
                                                              ---------
"General Intangibles" are made to correct a mistaken reference to the Borrower
--------------------
in such definitions. All parties intended that all Liens applied not only to Equipment and General Intangibles of the Borrower, but to the

Equipment and General Intangibles of all parties granting Liens under the Secured Credit Agreement and the Related Documents.

     (b) Section 11.21(v) of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (v) Indebtedness of a type referenced in clauses (b) and (c) of the definition of Permitted Liens ("Permitted Purchase Money Debt"), provided that the aggregate outstanding amount thereof does not at any time exceed $500,000 as to the Indebtedness referenced in either such clause, and


     (c) Section 11.32 of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


     SECTION 11.32  Financial Covenants
                    -------------------

          (a)  Net Worth.  Maintain a Net Worth at all times during each period
               ---------
listed below of at least the amounts set forth opposite such period:

                                                              Minimum
               Period(s) (all dates are inclusive)           Net Worth
          Fiscal Quarter ending September 30, 2000           $1,500,000
          Fiscal Quarter ending December 31, 2000            $1,900,000
          Fiscal Quarter ending March 31, 2001               $2,300,000
          Fiscal Quarter ending June 30, 2001                $2,700,000
          Fiscal Quarter ending September 30, 2001           $3,300,000
          Fiscal Quarter ending December 31, 2001            $3,900,000
          Fiscal Quarter ending March 31, 2002               $4,300,000
          Fiscal Quarter ending June 29, 2002                $4,900,000
          Fiscal Quarter ending September 30, 2002           $5,300,000
          Fiscal Quarter ending December 31, 2002            $6,000,000
          Fiscal Quarter ending March 31, 2003               $6,700,000
          Fiscal Quarter ending on June 28, 2003             $7,500,000


          (b) Debt to EBITDA Ratio.  Not permit the Debt to EBITDA Ratio for any
              --------------------
period set forth below to be more than the ratio listed below opposite such period:

                                                              Maximum
                Period(s) (all dates are inclusive)            Ratio
          Fiscal Quarter ending September 30, 2000            4.00:1.0
          Fiscal Quarter ending December 31, 2000             4.00:1.0
          Fiscal Quarter ending March 31, 2001                3.75:1.0
          Fiscal Quarter ending June 30, 2001                 3.50:1.0

                                                              Maximum
               Period(s) (all dates are inclusive)             Ratio
          Fiscal Quarter ending September 30, 2001            3.25:1.0
          Fiscal Quarter ending December 31, 2001             3.10:1.0
          Fiscal Quarter ending March 31, 2002                2.80:1.0
          Fiscal Quarter ending June 29, 2002                 2.50:1.0
          Fiscal Quarter ending September 30, 2002            2.50:1.0
          Fiscal Quarter ending December 31, 2002             2.50:1.0
          Fiscal Quarter ending March 31, 2003                2.50:1.0
          Fiscal Quarter ending June 28, 2003                 2.50:1.0


          (c) Interest Coverage Ratio.  Not permit the Interest Coverage Ratio
              -----------------------
measured on the last day of any Fiscal Quarter for the twelve (12) month period ending on the last day of such Fiscal Quarter to be less than the ratio listed below opposite such period:


                                                              Minimum
                Period(s) (all dates are inclusive)            Ratio
          Fiscal Quarters ending September 30, 2000           2.10:1.0
          through December 31, 2000
          Fiscal Quarters ending March 31, 2001               2.10:1.0
          through June 30, 2001
          Fiscal Quarters ending September 30, 2001           2.50:1.0
          through December 31, 2001
          Fiscal Quarter ending March 31, 2002                2.75:1.0
          Fiscal Quarter ending June 29, 2002                 3.00:1.0
          and each Fiscal Quarter thereafter


          (d) Fixed Charge Coverage Ratio.  Not permit the Fixed Charge Coverage
              ---------------------------
Ratio measured on the last day of any Fiscal Quarter for the twelve (12) month period ending on the last day of such Fiscal Quarter to be less than the ratio listed below opposite such period:


                                                              Minimum
                Period(s) (all dates are inclusive)            Ratio
          Fiscal Quarters ending September 30, 2000           1.00:1.0
          through June 30, 2001
          Fiscal Quarters ending September 30, 2001           1.05:1.0
          through June 29, 2002
          Fiscal Quarters ending September 30, 2002           1.10:1.0
          and each Fiscal Quarter thereafter


          (e) Gross Capital Expenditures. Not, nor shall it permit any
              --------------------------
Subsidiary to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make or commit to make Gross Capital Expenditures, except that Borrower may, so long as no Event of Default or Unmatured Event of Default shall exist or would result therefrom, make Gross Capital Expenditures in the ordinary course of business in an aggregate amount not to exceed during any Fiscal Year of Borrower $1,250,000.

          (d) Schedule 1 to the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1 attached hereto. With this amendment (d), the "Commitments" and "Aggregate Commitments" amounts
                              -----------       ---------------------
appearing on signature page S-1 to the Secured Credit Agreement are hereby deleted and all references to the amounts of the Term Commitment and Revolving Commitment are hereinafter contained on Schedule 1 to the Secured Credit Agreement.


4.   Representations and Warranties. To induce the Agent and the Lenders to
     ------------------------------
enter into this Agreement and to make all future Loans under the Secured Credit Agreement, the Borrower represents and warrants to the Agent and the Lenders that:

     (a)  Due Authorization, etc. The execution, delivery and performance by the
          ----------------------
Borrower of this Agreement executed as of the date hereof are within its corporate powers, have been duly authorized by all necessary corporate action (including without limitation, shareholder approval, if any shall be required), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any Requirement of Law or Contractual Obligation binding upon such entity. This Agreement is the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

     (b)  Certain Agreements. To the best of the Borrower's knowledge, on the
          ------------------
date hereof all warranties of the Borrower thereto set forth in the Secured Credit Agreement, as amended hereby, are true and correct in all material respects, without any waiver or modification thereof and no Unmatured Event of Default or Event of Default exists under any Related Document.

     (c)  Financial Information. All balance sheets, all statement of
          ---------------------
operations, of shareholders' equity and of changes in financial position, and other financial data which have been or shall hereafter be furnished to the Agent for the purposes of or in connection with this Agreement have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will, present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

     (d)  Litigation.  No material litigation (including, without limitation,
          ----------
derivative actions), arbitrations, governmental investigation or proceeding or inquiry shall, on the date hereof, be pending which was not previously disclosed in writing to the Agent and no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigations, or proceeding or inquiry previously disclosed to the Agent in writing.

5.  Conditions to Effectiveness.  This Agreement shall be effective as of
    ---------------------------
September 30, 2000 upon the satisfaction of the conditions set forth in this
Section 5 and delivery of the following documents to the Agent on or prior to
---------
the date hereof (unless another date is specified), in form and substance satisfactory to the Agent and the Lenders:

     (a)  Agreement.  The Borrower shall have delivered to the Agent executed
          ---------
originals of this Agreement.

     (b)  Consents and Acknowledgments.  The Borrower shall have obtained all
          ----------------------------
consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Agreement.

     (c)  No Default.  As of the date hereof after giving effect to this
          ----------
Agreement, no Unmatured Event of Default or Event of Default under any Related Document shall have occurred and be continuing.

     (d)  Amendment Fee. The Borrower shall have paid to the Agent for the
          -------------
benefit of the Lenders, on or before November 30, 2000, an amendment fee of $25,000.

6.   Affirmation of Guaranties.
     -------------------------

     Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by the Borrower, the Agent and the Lenders, (ii) agrees that this Agreement does not and shall not limit or diminish in any manner its obligations under its Guaranty or under any of the other Related Documents to which it is a party, (iii) agrees that this Agreement shall not be construed as requiring the consent of any Guarantor in any other circumstance, (iv) reaffirms its obligations under its Guaranty and all of the other Related Documents to which it is a party, and (v) agrees that its Guaranty and such other Related Documents remain in full force and effect and are each hereby ratified and confirmed.

7.   Miscellaneous.
     -------------

     (a)  Captions.  Section captions used in this Agreement are for convenience
          --------
only, and shall not affect the construction of this Agreement.

     (b)  Governing Law.  This Agreement shall be a contract made under and
          -------------
governed by the laws of the State of Illinois, without regard to conflict of laws principles. Wherever possible each provision of this Agreement shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provision of this Agreement.

     (c)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     (d)  Successors and Assignees.  This Agreement shall be binding upon the
          ------------------------
Borrower, the Agent, the Lenders and their respective successors and assignees, and shall inure to the sole benefit of the Borrower, the Agent, the Lenders and their successors and assignees.

     (e)  References.  Any reference to the Secured Credit Agreement contained
          ----------
in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     (f)  Continued Effectiveness.  Notwithstanding anything contained herein,
          -----------------------
the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Credit Agreement, any Note or any of the Collateral Documents provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Credit Agreement, any Note or the Collateral Documents. Instead, it is the express intention of the parties hereto to reaffirm the existence of the indebtedness created under the Secured Credit Agreement which is evidenced by Notes and secured by the various Collateral Documents. The Secured Credit Agreement and each of the Related Documents as amended hereby remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Secured Credit Agreement or any Related Document to which the Lenders and the Agent are a party nor, except as expressly set forth in Section 2 hereof, constitute a waiver of any provision of, or Event of Default or Unmatured Event of Default (now or hereafter existing) under, the Secured Credit Agreement or any Related Document.

     (g)  Fees and Expenses.  In accordance with Section 14.4 of the Secured
          -----------------
Credit Agreement, the Borrower agrees to pay on demand all fees, costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Agreement.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         GIBRALTAR PACKAGING GROUP, INC., as
                         Borrower


                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP Finance - Corporate, Secretary, Treasurer
                                --------------------------------------------


                         RIDGEPAK CORPORATION, as a Guarantor


                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP, Secretary, Treasurer
                                ------------------------


                         NIEMAND HOLDINGS, INC., as a Guarantor


                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP, Secretary, Treasurer
                                ------------------------


                         NIEMAND INDUSTRIES, INC., as a Guarantor


                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP, Secretary, Treasurer
                                ------------------------


                         GB LABELS, INC., as a Guarantor


                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP, Secretary, Treasurer
                                ------------------------

                         STANDARD PACKAGING AND PRINTING
                         CORP., as a Guarantor

                         By: /s/ Brett E. Moller
                             -------------------
                         Name Printed: Brett E. Moller
                                       ---------------
                         Title: VP, Secretary, Treasurer
                                ------------------------


                         FIRST SOURCE FINANCIAL LLP,
                               as Agent and a Lender


                         By:  First Source Financial, Inc.
                         Its:  Manager

                               By: /s/ Maureen S. Ault
                                   -------------------
                               Name Printed: Maureen S. Ault
                                             ---------------
                               Title: Vice President
                                      --------------


                         LASALLE BUSINESS CREDIT, INC.,
                               as a Lender


                         By: /s/ Ellen T. Cook
                             -----------------
                         Name Printed: Ellen Cook
                                       ----------
                         Title: Vice President
                                --------------

                         Schedule 1


                                                              Term                                Revolving
                                                           Commitment                             Commitment
                                                           ----------                             ----------

   Name and Address of Lenders                          Amount/Percentage                      Amount/Percentage
   ---------------------------                          -----------------                      -----------------
First Source Financial LLP                             $18,750,000/  75.00%                    $ 9,000,000/  75.00%
2850 West Golf Road - Fifth Floor
Rolling Meadows, Illinois 60008

LaSalle Business Credit, Inc.                          $ 6,250,000/  25.00%                    $ 3,000,000/  25.00%
135 S. LaSalle Street, Suite 400
Chicago, Illinois 60603

Total Commitments                                      $25,000,000/ 100.00%                    $12,000,000/ 100.00%